EXHIBIT 77Q3 TO FORM N-SAR

Registrant Name: Vanguard Index Funds
File Number: 811-2652
Registrant CIK Number: 0000036405


Items 72, 73 and 74

     Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72 through 74 completely, the Registrant has set forth in their entirety the complete responses to the indicated Items or Sub-Items below, in accordance with verbal instructions provided to the Registrant by the staff of the Commission on September 20, 2002, and September 23, 2002.


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Series 1 SEC Identifier S000002839 500 Index Trust
Class 1 SEC Identifier C000007773
Class 2 SEC Identifier C000007774
Class 3 SEC Identifier C000092055
Class 4 SEC Identifier C000170274


Items 74A-75B

74A-$0
74C-$0
74F-$238,882,100
74I-$0
74J-$0
74L-$0
74N-$240,588,092
74O-$0
74P-$0
74R4-$0
74T-$239,550,055
75B-$224,870,755



Item 72DD

1. Total Income dividends for which record date passed during the period                                           $255,777
2. Dividends for a second class of open-end company shares                                                         $1,640,856
3. Dividends for a third class of open-end company shares                                                          $461,526
4. Dividends for a fourth class of open-end company shares                                                         $0


Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $1.870
        2. Dividends from a second class of open-end company shares                                                 $1.974
        3. Dividends from a third class of open-end company shares                                                  $1.959
        4. Dividends for a fourth class of open-end company shares                                                  $0


Item 74

U)      1. Number of shares outstanding                                                                             135,086
        2. Number of shares outstanding for a second class of shares of open-end company shares                     844,032
        3. Number of shares outstanding for a third class of shares of open-end company shares                      242,374
        4. Dividends for a fourth class of open-end company shares                                                  32,654


V)      1. Net asset value per share (to the nearest cent)                                                          193.67
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                193.66
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                 192.19
        4. Dividends for a fourth class of open-end company shares                                                  102.61





Series 2 SEC Identifier S000002841 Extended Market Index
Class 1 SEc Identifier C000007779
Class 2 SEC Identifier C000007780
Class 3 SEC Identifier C000007781
Class 4 SEC Identifier C000007782
Class 5 SEC Identifier C000096110
Class 6 SEC Identifier C000170275

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $11,009
2. Dividends for a second class of open-end company shares                                                          $83,791
3. Dividends for a third class of open-end company shares                                                           $55,358
4. Dividends for a fourth class of open-end company shares                                                          $98,447
5. Dividends for a fifth class of open-end company shares                                                           $23,634
6. Dividends for a Sixth class of open-end company shares							    $0

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $0.357
        2. Dividends from a second class of open-end company shares                                                 $0.399
        3. Dividends from a third class of open-end company shares                                                  $0.405
        4. Dividends for a fourth class of open-end company shares                                                  $1.017
        5. Dividends for a fifth class of open-end company shares                                                   $0.525
     	6. Dividends for a sixth class of open-end company shares                                                   $0.000

Item 74

U)      1. Number of shares outstanding                                                                             29,865
        2. Number of shares outstanding for a second class of shares of open-end company shares                     211,682
        3. Number of shares outstanding for a third class of shares of open-end company shares                      137,817
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                     92,421
        5. Number of shares outstanding for a fifth class of shares of open-end company shares                      44,441
	6. Number of shares outstanding for a sixth class of shares of open-end company shares                      10,557

V)      1. Net asset value per share (to the nearest cent)                                                          64.80
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                64.77
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                 64.77
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)                159.83
        5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)                 85.37
	6. Net asset value per share of a sixth class open-end company shares (to the nearest cent)                 104.07

Series 3 SEC Identifier S000002848 Total Stock Market Index
Class 1 SEC Identifier C000007805
Class 2 SEC Identifier C000007806
Class 3 SEc Identifier C000007807
Class 4 SEC Identifier C000155407
Class 5 SEC Identifier C000007808
Class 6 SEC Identifier C000170276

Items 74A-75B

74A- $0
74C- $0
74E- $0
74F- $436,562,242
74I- $0
74J- $0
74L- $0
74N- $442,645,793
74O- $0
74P- $0
74R4-$0
74T- $438,984,242
75B- $413,486,564

Item 72DD

1. Total Income dividends for which record date passed during the period                                           $834,454
2. Dividends for a second class of open-end company shares                                                         $1,184,484
3. Dividends for a third class of open-end company shares                                                          $580,092
4. Dividends for a fourth class of open-end company shares                                                         $637,335
5. Dividends for a fifth class of open-end company shares							   $532,611
6. Dividends for a sixth class of open-end company shares							   $0

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $0.438
        2. Dividends from a second class of open-end company shares                                                 $0.462
        3. Dividends from a third class of open-end company shares                                                  $0.465
        4. Dividends for a fourth class of open-end company shares                                                  $0.880
	5. Dividends for a fifth class of open-end company shares						    $0.949
        6. Dividends for a sixth class of open-end company shares                                                   $0

Item 74

U)      1. Number of shares outstanding    									  1,895,892
        2. Number of shares outstanding for a second class of shares of open-end company shares                   2,609,608
        3. Number of shares outstanding for a third class of shares of open-end company shares                    1,295,990
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                   768,226
	5. Number of shares outstanding for a fifth class of shares of open-end company shares			  564,826
        6. Number of shares outstanding for a sixth class of shares of open-end company shares			  6,549

V)      1. Net asset value per share (to the nearest cent)                                                  	  52.15
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)     	  52.17
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	  52.17
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	  97.84
	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)		  107.16
        5. Net asset value per share of a sixth class open-end company shares (to the nearest cent)		  102.67

Series 4 SEC Identifier S000002840 Value Index
Class 1 SEC Identifier C000007775
Class 2 SEC Identifier C000007776
Class 3 SEC Identifier C000007777
Class 4 SEC Identifier C000007778

Item 72DD

1. Total Income dividends for which record date passed during the period                                        $16,130
2. Dividends for a second class of open-end company shares                                                      $133,975
3. Dividends for a third class of open-end company shares                                                       $90,983
4. Dividends for a fourth class of open-end company shares                                                      $257,363

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                 $0.376
        2. Dividends from a second class of open-end company shares                                             $0.398
        3. Dividends from a third class of open-end company shares                                              $0.399
        4. Dividends for a fourth class of open-end company shares                                              $1.020

Item 74

U)      1. Number of shares outstanding   									42,142
        2. Number of shares outstanding for a second class of shares of open-end company shares                 345,233
        3. Number of shares outstanding for a third class of shares of open-end company shares                  231,466
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                 256,123

V)      1. Net asset value per share (to the nearest cent)                                                  	33.16
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)     	33.16
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	33.15
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	84.99

Series 5 SEC Identifier S000002842 Growth Index
Class 1 SEC Identifier C000007783
Class 2 SEc Identifier C000007784
Class 3 SEc Identifier C000007785
Class 4 SEC Identifier C000007786

Item 72DD

1. Total Income dividends for which record date passed during the period                                         $15,952
2. Dividends for a second class of open-end company shares                                                       $103,022
3. Dividends for a third class of open-end company shares                                                        $57,107
4. Dividends for a fourth class of open-end company shares							 $125,962

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                  $0.295
        2. Dividends from a second class of open-end company shares                                              $0.331
        3. Dividends from a third class of open-end company shares                                               $0.335
        4. Dividends for a fourth class of open-end company shares						 $0.643
Item 74

U)      1. Number of shares outstanding										 52,964
        2. Number of shares outstanding for a second class of shares of open-end company shares                  313,396
        3. Number of shares outstanding for a third class of shares of open-end company shares                   170,644
        4. Number of shares outstanding for a fourth class of shares of open-end company shares			 190,731

V)      1. Net asset value per share (to the nearest cent)                                                  	55.19
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)     	55.18
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	55.18
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)		107.20

Series 6 SEC Identifier S000002845 Small Cap Index
Class 1 SEc Identifier C000007795
Class 2 SEc Identifier C000007796
Class 3 SEc Identifier C000007797
Class 4 SEc Identifier C000007798
Class 5 SEC Identifier C000096112

Item 72DD

1. Total Income dividends for which record date passed during the period                                          $19,588
2. Dividends for a second class of open-end company shares                                                        $121,301
3. Dividends for a third class of open-end company shares                                                         $56,725
4. Dividends for a fourth class of open-end company shares                                                        $67,169
5. Dividends for a fifth class of open-end company shares							  $38,429

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $0.261
        2. Dividends from a second class of open-end company shares                                               $0.291
        3. Dividends from a third class of open-end company shares                                                $0.294
        4. Dividends for a fourth class of open-end company shares                                                $0.609
        5. Dividends for a fifth class of open-end company shares                                                 $0.862

Item 74

U)      1. Number of shares outstanding                                                                           73,885
        3. Number of shares outstanding for a second class of shares of open-end company shares                   422,951
        4. Number of shares outstanding for a third class of shares of open-end company shares                    196,745
        5. Number of shares outstanding for a fourth class of shares of open-end company shares                   110,505
	6. Number of shares outstanding for a fifth class of shares of open-end company shares 			  44,459

V)      1. Net asset value per share (to the nearest cent)                                                        55.39
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              55.41
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               55.41
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)              115.64
        5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)               159.94


Series 7 SEC Identifier S000002844 Mid Cap Index
Class 1 SEC Identifier C000007791
Class 2 SEC Identifier C000007792
Class 3 SEc Identifier C000096111
Class 4 SEC Identifier C000007793
Class 5 SEC Identifier C000007794


Item 72DD

1. Total Income dividends for which record date passed during the period                                            $22,638
2. Dividends for a second class of open-end company shares                                                          $161,106
3. Dividends for a third class of open-end company shares                                                           $69,850
4. Dividends for a fourth class of open-end company shares                                                          $78,543
5. Dividends for a fifth class of open-end company shares                                                           $87,769


Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $0.186
        2. Dividends from a second class of open-end company shares                                                 $0.929
        3. Dividends from a third class of open-end company shares                                                  $1.032
        4. Dividends for a fourth class of open-end company shares                                                  $0.206
	5. Dividends for a fifth class of open-end company shares                                                   $0.751

Item 74

U)      1. Number of shares outstanding                                                                           119,448
        2. Number of shares outstanding for a second class of shares of open-end company shares                   175,486
        3. Number of shares outstanding for a third class of shares of open-end company shares                    67,089
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                   382,762
        5. Number of shares outstanding for a fifth class of shares of open-end company shares                    113,044

V)      1. Net asset value per share (to the nearest cent)                                                        33.73
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              153.01
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               166.70
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)              33.08
	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)               123.54


Series 8 SEC Identifier S000002847 Small Cap Value Index
Class 1 SEC Identifier C000007802
Class 2 SEC Identifier C000105305
Class 3 SEc Identifier C000007803
Class 4 SEc Identifier C000007804


Item 72DD

1. Total Income dividends for which record date passed during the period                                          $12,018
2. Dividends for a second class of open-end company shares                                                        $47,169
3. Dividends for a third class of open-end company shares                                                         $16,990
4. Dividends for a fourth class of open-end company shares					                  $45,206
Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $.151
        2. Dividends from a second class of open-end company shares                                               $.295
        3. Dividends from a third class of open-end company shares                                                $.165
	4. Dividends from a fourth class of open-end company shares						  $.687
Item 74

U)      1. Number of shares outstanding                                                                           77,175
        2. Number of shares outstanding for a second class of shares of open-end company shares                   163,939
        3. Number of shares outstanding for a third class of shares of open-end company shares                    102,624
	4. Number of shares outstanding for a fourth class of shares of open-end company shares			  70,331

V)      1. Net asset value per share (to the nearest cent)                                                        25.24
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              45.24
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               25.29
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)		  105.29


Series 9 SEC Identifier S000002846 Small Cap Growth Index
Class 1 SEC Identifier C000007799
Class 2 SEC Identifier C000105304
Class 3 SEc Identifier C000007800
Class 4 SEC Identifier C000007801


Item 72DD

1. Total Income dividends for which record date passed during the period                                          $6,725
2. Dividends for a second class of open-end company shares                                                        $24,749
3. Dividends for a third class of open-end company shares                                                         $11,877
4. Dividends for a fourth class of ope-end company shares							  $18,624

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $.124
        2. Dividends from a second class of open-end company shares                                               $.178
        3. Dividends from a third class of open-end company shares                                                $.144
	4. Dividends from a fourth class of open-end company shares					          $.509

Item 74

U)      1. Number of shares outstanding                                                                           52,349
        2. Number of shares outstanding for a second class of shares of open-end company shares                   139,027
        3. Number of shares outstanding for a third class of shares of open-end company shares                    83,153
	4. Number of shares outstanding for a fourth class of shares of open-end company shares			  35,656

V)      1. Net asset value per share (to the nearest cent)                                                        34.84
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              43.56
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               34.88
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)		  123.87

Series 10 SEC Identifier S000002843 Large-Cap Index
Class 1 SEC Identifier C000007787
Class 2 SEC Identifier C000007788
Class 3 SEC Identifier C000007789
Class 4 SEC Identifier C000007790


Item 72DD

1. Total Income dividends for which record date passed during the period                                          $3,265
2. Dividends for a second class of open-end company shares                                                        $33,935
3. Dividends for a third class of open-end company shares                                                         $7,545
4. Dividends for a fourth class of open-end company shares                                                        $65,381


Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $0.334
        2. Dividends from a second class of open-end company shares                                               $0.445
        3. Dividends from a third class of open-end company shares                                                $1.839
        4. Dividends from a fourth class of open-end company shares                                               $0.881

Item 74

U)      1. Number of shares outstanding                                                                             9,661
        2. Number of shares outstanding for a second class of shares of open-end company shares                     77,641
        3. Number of shares outstanding for a third class of shares of open-end company shares                      4,129
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                     78,687

V)      1. Net asset value per share (to the nearest cent)                                                           38.72
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                 48.41
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	    199.27
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	     95.87


Series 11 SEC Identifier S000012756 Mid-Cap Growth Index
Class 1 SEC Identifier C000034427
Class 2 SEC Identifier C000105306
Class 3 SEC Identifier C000034428

Item 72DD

1. Total Income dividends for which record date passed during the period                                          $1,263
2. Dividends for a second class of open-end company shares                                                        $10,758
3. Dividends for a third class of open-end company shares                                                         $10,282

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $0.100
        2. Dividends from a second class of open-end company shares                                               $0.134
        3. Dividends from a third class of open-end company shares                                                $0.314


Item 74

U)      1. Number of shares outstanding                                                                             11,960
        2. Number of shares outstanding for a second class of shares of open-end company shares                     81,041
        3. Number of shares outstanding for a third class of shares of open-end company shares                      32,029


V)      1. Net asset value per share (to the nearest cent)                                                           40.08
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                 43.87
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	     101.92



Series 12 SEC Identifier S000012757 Mid Cap Value Index
Class 1 SEC Identifier C000034429
Class 2 SEC Identifier C000105307
Class 3 SEC Identifier C000034430


Item 72DD

1. Total Income dividends for which record date passed during the period                                            $4,735
2. Dividends for a second class of open-end company shares                                                          $38,719
3. Dividends for a third class of open-end company shares                                                           $42,431


Item 7389

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $0.278
        2. Dividends from a second class of open-end company shares                                                 $0.390
        3. Dividends from a third class of open-end company shares                                                  $0.755

Item 74

U)      1. Number of shares outstanding                                                                           17,071
        2. Number of shares outstanding for a second class of shares of open-end company shares                   106,019
        3. Number of shares outstanding for a third class of shares of open-end company shares                    56,082


V)      1. Net asset value per share (to the nearest cent)                                                        35.06
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              46.13
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               89.05



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